UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                 DATE OF EARLIEST EVENT REPORTED: March 17, 2006



                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)



                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800

                                  ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


ITEM 3.03         MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

As previously reported on the Company's Form 8-K filed with the Securities and Exchange Commission on March 2, 2006, on that date, Atwood Oceanics, Inc. (the "Company") announced that its Board of Directors had approved a two-for-one stock split of its common stock (the "Stock Split") to be effected in the form of a 100% stock dividend payable April 7, 2006 (the "Split Date"), on all shares of its common stock (the "Common Shares") outstanding as of the close of business on March 24, 2006.

Rights Agreement

     The Company and Continental Stock Transfer & Trust Company, as Rights Agent, are parties to a Rights Agreement dated October 18, 2002 (the "Rights Agreement"). A Right (as defined in the Rights Agreement) is associated with each outstanding Common Share. Prior to the Stock Split, upon the occurrence of certain events, each Right entitles the holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, no par value, of the Company (the "Preferred Shares"), at a price of $150.00 per one one-thousandth of a Preferred Share. In connection with the Stock Split, pursuant to Section 11(n) of the Rights Agreement, the number of the Preferred Shares purchasable upon the exercise of each Right will be decreased from one one-thousandth of a Preferred Share to one two-thousandth of a Preferred Share, and the number of outstanding Rights will be increased by 100% such that each Common Share outstanding immediately after the Stock Split shall have issued with respect to it one Right. In addition, pursuant to Section 23(a) of the Rights Agreement, the Redemption Price of each Right will be decreased by one-half from $0.01 to $0.005 in connection with the Stock Split.

A copy of the Certificate of Adjustment delivered on March 17, 2006 by the Company to the Rights Agent and a form of the letter to be sent to the Company's shareholders on or about the Split Date in connection with the Stock Split and providing notice of adjustment to the Rights, each pursuant to the terms of the Rights Agreement, are attached as Exhibits 4.1 and 99.1, respectively, to this Form 8-K and are incorporated in this Item 3.03 by reference.

The Rights Agreement was filed as Exhibit 4.1 to the Company's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on October 21, 2002. Reference is made to the Rights Agreement for a more complete description of the terms of the Rights and the adjustments to be made in connection with the Stock Split.

Shares Registered on Form S-8

In connection with the Stock Split, the remaining number of shares of Common Stock registered under the Securities Act of 1933, as amended, pursuant to the following registration statements on Form S-8 filed by the Company with the Securities and Exchange Commission will be proportionately adjusted to give effect to the Stock Split:


Registration Statement No 333-74255       Atwood Oceanics, Inc. 1996 Incentive Equity Plan

Registration Statement No. 333-87786      Atwood Oceanics, Inc. 2001 Amended and Restated Stock Incentive Plan


In addition, adjustments will be made to outstanding awards under each plan, in accordance with the terms of each such plan, in order to preserve the rights of the holders of such awards following the Stock Split.

Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction and repair of a rig; competition; operating risks; risks involved in foreign operations; risks associated with a possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2005, filed with the Securities and Exchange Commission.

ITEM 9.01         EXHIBITS

(d)      Exhibits

         Exhibit No.      Description of Exhibit

         4.1 Certificate of Adjustment dated as of March 17, 2006 delivered by the Company to Continental Stock Transfer & Trust Company.

         99.1 Proposed Letter from John R. Irwin, President of the Company, to shareholders of the Company.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ATWOOD OCEANICS, INC.
                                                (Registrant)

                                                /s/ James M. Holland
                                                James M. Holland
                                                Senior Vice President
DATE: March 23, 2006

                                                                    EXHIBIT 4.1



                            CERTIFICATE OF ADJUSTMENT
                                       OF
                              ATWOOD OCEANICS, INC.

TO:      Continental Stock Transfer & Trust Company, Rights Agent
         17 Battery Place
         New York, NY  10004-1123
         Attention: Mark Zimkind
         Facsimile: 212-616-7616

     Atwood Oceanics, Inc., a corporation organized and existing under the laws of the State of Texas (the "Company"), does hereby certify as follows:

     1. The Company is a party to the Rights Agreement (the "Rights Agreement") entered into as of October 18, 2002, between the Company and Continental Stock Transfer & Trust Company (the "Rights Agent").

     2. On March 2, 2006, the Company announced that its Board of Directors declared a two-for-one stock split to be effected in the form of a 100% stock dividend (the "Stock Split"), pursuant to which, on April 7, 2006 (the "Split Date"), the Company will distribute to each holder of record of Common Stock, par value $1.00 per share, of the Company ("Common Stock") at the close of business on March 24, 2006 (the "Record Date"), one additional share of Common Stock for each outstanding share of Common Stock held of record by such holder on the Record Date (and with one Right, as defined in the Rights Agreement, attached to each such additional share of Common Stock).

     3. In accordance with the Rights Agreement, each share of Common Stock is currently accompanied by a one one-thousandth of a share of Series A Junior Participating Preferred Stock purchase right (a "Right"). Subject to the terms and conditions of the Rights Agreement, each Right, after it becomes exercisable pursuant to the terms of the Rights Agreement, and until such time as it expires or is redeemed, entitles the holder to purchase Series A Junior Participating Preferred Stock from the Company at a Purchase Price (as defined in the Rights Agreement) of $150.00, before giving effect to the Stock Split.

     4. As a result of the Stock Split and pursuant to Section 11(n) of the Rights Agreement, effective as of March 24, 2006, (a) each outstanding share of Common Stock (including shares issued in respect of the Stock Split) will continue to have one Right associated with it, and (b) each Right, after it becomes exercisable pursuant to the terms of the Rights Agreement, and until such time as it expires or is redeemed, will, subject to the terms and conditions of the Rights Agreement, entitle the holder to purchase one two-thousandth of a share of Series A Junior Participating Preferred Stock from the Company at a Purchase Price of $150.00.

     5. Pursuant to Section 11(n) of the Rights Agreement, the number of outstanding Rights will be deemed increased by 100% such that each Common Share outstanding immediately after the Stock Split shall have issued with respect to it one Right upon the Split Date.

     6. Pursuant to Section 23 of the Rights Agreement, the Redemption Price of each Right will be deemed decreased by one-half from $0.01 to $0.005 upon the Split Date.

     7. Upon and following the Split Date, pursuant to the Certificate of Designations setting forth the rights, preferences and limitations of the Preferred Shares, as a result of the Stock Split, each Preferred Share shall be entitled to an aggregate dividend of 2000 multiplied times the dividend declared per Common Share. If no dividend is declared in a quarter, the Preferred Shares are entitled to a minimum preferential quarterly dividend of $0.01 per share. In the event of liquidation, the holder of the Preferred Shares will be entitled to the greater of a minimum preferential liquidation payment of $1.00 per share and an aggregate payment of 2000 multiplied times the payment made per Common Share. Each Preferred Share will have 2000 votes, voting together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 2000 multiplied times the amount received per Common Share.

     8. Pursuant to the requirements of Section 12 of the Rights Agreement, this Certificate of Adjustment is being delivered to Continental Stock Transfer & Trust Company as rights agent under the Rights Agreement and as transfer agent for the Common Stock.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Adjustment this 17th day of March, 2006.

ATWOOD OCEANICS, INC.




By:/s/ James M. Holland
       James M. Holland
       Senior Vice President and Secretary

                                                                   EXHIBIT 99.1


                       [Atwood Oceanics, Inc. Letterhead]


                                  April 7, 2006

Dear Shareholder:

     We are pleased to enclose a stock certificate representing additional shares of the Common Stock as well as Rights (as defined below) associated with such shares (collectively, the "Shares") of Atwood Oceanics, Inc. (the "Company") to which you are entitled as a result of the two-for-one stock split effected as a 100% stock dividend. This new certificate represents one additional Share for each Share of Common Stock held by you as of the close of business on March 24, 2006, the record date for the stock split. Any stock certificate held by you prior to the stock split is still valid, representing the number of Shares stated thereon, and does not need to be exchanged for a new certificate. Do not destroy or return to the Company any stock certificates in your possession.

     The Company's Board of Directors believes that a stock split in the form of a stock dividend is in the best interests of shareholders. A transfer of $1.00 for each additional Share issued, or $_______ in the aggregate, was made from the Company's additional paid-in capital account to its Common Stock account on the record date of March 24, 2006. Both current earnings and retained earnings of the Company exceed the aggregate amount capitalized as a result of the distribution. Any sale of the Shares issued pursuant to the distribution will result in a reduction of your proportionate equity interest in the Company.

     Notice Regarding Rights Agreement: In accordance with the Rights Agreement dated as of October 18, 2002 (the "Rights Agreement"), between the Company and Continental Stock Transfer & Trust Company, as Rights Agent, in order to reflect the stock split each share of outstanding Common Stock (including the shares issued in connection with the stock split) will be accompanied by the right to purchase one two-thousandth of a share of Series A Junior Participating Preferred Stock (a "Right"). In addition, the redemption price of each Right will be decreased by one-half from $0.01 to $0.005 in connection with the stock split. The Rights Agreement was filed as Exhibit 4.1 to the Company's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on October 21, 2002 (File No. 001-13167). Reference is made to the Rights Agreement, the Form 8-A referenced above and any admendments thereto for a more complete description of the terms of the Rights and the adjustments made in connection with the stock split.

     Any questions about share transfer requirements, lost certificates or address changes may be directed to the Company's transfer agent and registrar of the Company's Common Stock as follows:



                   Continental Stock Transfer & Trust Company
                                17 Battery Place
                             New York, NY 10004-1123

   We appreciate your continued interest and your continued support of the Company.

                                                     Very truly yours,



                                                     John R. Irwin
                                                     President